SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 29, 2006


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On March 29, 2006, Steel Technologies Inc. issued a press release announcing its expected results for the second quarter ending March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.



Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.    Description of Exhibit

  99 Press release issued by Steel Technologies on March 29, 2006, regarding the expected results for the second quarter ending March 31, 2006


The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Joseph P. Bellino
     ---------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  March 29, 2006

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110

                      STEEL TECHNOLOGIES DISCUSSES OUTLOOK
               FOR THE SECOND FISCAL QUARTER ENDED MARCH 31, 2006


LOUISVILLE, Ky. (March 29, 2006) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that the Company expects to report sales of approximately $250 million and earnings of approximately $0.21 per diluted share for the second quarter of fiscal 2006, which ends on March 31, 2006. The Company expects shipments for the quarter to be approximately 320,000 tons - in line with projections stated during its January conference call. The Company plans to release final second quarter results on April 25, 2006.

     The Company's expectations include the operations of its Custom Steel, Inc. subsidiary. As announced earlier this week, Steel Technologies has signed a definitive agreement to sell this subsidiary to American Railcar Industries, Inc. (NASDAQ: ARII). The transaction is expected to close on or about April 1, 2006. Steel Technologies anticipates that Custom Steel will be presented as a discontinued operation in its interim financial statements for the quarter ending March 31, 2006.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (including statements regarding the completion of our sale of Custom Steel and others contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

                                      -END-